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                                                                   Exhibit 10.10
                                [Taser(R) Logo]

                        [TASER INTERNATIONAL LETTERHEAD]

                                PROMISSORY NOTE

$500,000.00
                                                                January 23, 2001
                                                             Scottsdale, Arizona

     FOR VALUE RECEIVED, the undersigned TASER International, Inc., a Delaware corporation ("Maker"), promises to pay to Phil Purer or his order ("Payee") the sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), together with interest at the rate of one and one-half percent (1.50%) per month from the date hereof through the earlier of (a) the closing of an underwritten initial public offering of Maker's common stock or (b) July 1, 2002 (the applicable date being the "Maturity Date").

     Payments: On or before the Maturity Date, Maker shall pay the sum of all interest and principal due under this Note from the date of this Note through the date of such payment. Maker shall not be required to make any payment of interest or principal pursuant to this Note prior to the Maturity Date.

     Type and Place of Payments: Payments of principal and interest pursuant to this Note shall be made in lawful money of the United states of America to Payee at 1610 Loma Vista Drive, Beverly Hills, California 90210, or at such other address as Payee shall direct.

     Advance Payment: Maker may prepay all or any portion of the amounts due under this Note at any time without penalty or premium.

     Warrant Right: In consideration of the loan from Payee to Maker evidenced by this Note, Maker shall issue to Payee on the date of this Note a warrant to purchase up to 5,000 shares of Maker's common stock, which warrants shall be exercisable at a price per share of $10.00 and which warrant shall be substantially in the form of EXHIBIT A attached hereto.

     Default: Maker shall be in default under this note if it shall fail to fully pay this Note within ten (10) business days after the Maturity Date.

     Successors and Assigns: This Note shall be binding upon Maker and upon its successors and assigns, and shall inure to the benefit of Payee and his heirs, devisees, personal representatives, successors and assigns. This Note shall be fully assignable by Payee without Maker's consent.

PAGE 1 - PROMISSORY NOTE
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                                [Taser(R) LOGO]


                        [TASER INTERNATIONAL LETTERHEAD]



     Maximum Interest: Nothing contained in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by law. If the rate of interest required to be paid under this Note at any time exceeds the maximum rate permitted by law, the rate of interest required to be paid pursuant to this Note shall be automatically reduced to the maximum rate permitted by law.

     Address Changes: Each party agrees to notify the other by registered or certified mail of any change in the party's address.

     Arizona Law: This Note shall be governed by and construed under the laws of the state of Arizona without regard to the conflicts of laws provisions thereof.

MAKER:

                                   TASER International, Inc.

                                   By: /s/ Thomas P. Smith
                                       ----------------------
                                  Its:     President
                                       ----------------------


Accepted as of the above date:


/s/ Phil Purer
--------------
Phil Purer




PAGE 2 - PROMISSORY NOTE
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                                [TASER (R) LOGO]

                 [TASER INTERNATIONAL INCORPORATED LETTERHEAD]


THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                        WARRANT TO PURCHASE COMMON STOCK
                          OF TASER INTERNATIONAL, INC.

                         (void after January 23, 2006)


                  This certifies that Phil Purer or assigns (the "Holder"), for value received and subject to the provisions hereinafter set forth, is entitled to purchase from TASER International, Inc., a Delaware corporation (the "Company"), Five Thousand (5,000) fully paid and nonassessable shares of the Company's Common Stock, $0.00001 par value per share (such stock being hereinafter referred to as the "Common Stock" and such Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Stock"), at the price of Ten Dollars ($10.00) per share.

                  This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise and Issuance. This Warrant may be exercised in whole or in part (but not as to any fractional share of Common Stock) at any time commencing on the date hereof (the "Issue Date") until the fifth anniversary of the Issue Date. The rights represented by this Warrant may be exercised by the Holder by written notice of exercise substantially in the form attached hereto as Exhibit A delivered to the Secretary of the Company at the principal office of the Company accompanied by this Warrant (properly endorsed, if required) and payment to the Company, by cash, certified check or bank draft, of the purchase price of the shares of Warrant Stock being purchased. The Company agrees that the Warrant Stock so purchased shall be and is deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Stock. Certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding forty-five (45) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time.
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                                [TASER (R) LOGO]

                 [TASER INTERNATIONAL INCORPORATED LETTERHEAD]


         2. Covenants of Company. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all liens and charge with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. Exercise Price and Share Adjustments. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the exercise price payable therefore shall be subject to adjustment from time to time, as provided below:

                  (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock which the Holder would have owned or have been entitled to receive immediately following any of the events described above had this Warrant been exercised in full immediately prior to any such event. An adjustment made pursuant to this
Section 3(a) shall, in the case of a subdivision or combination, be made as of the effective date thereof, and in the case of a stock dividend, become effective as of the record date therefore. In the event of any such adjustment of the total number of shares of Common Stock purchasable upon the exercise of this Warrant, the exercise price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock covered by this Warrant immediately after such adjustment into the total amount payable upon exercise of this Warrant in full immediately prior to such adjustment.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination referred to in Section 3(a) hereof), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as would have been issued or delivered to the Holder if he had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the


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                                [TASER(R) LOGO]

                 [TASER INTERNATIONAL INCORPORATED LETTERHEAD]


Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Paragraphs 3(a) or 3(b) hereof, but which should result in an adjustment in the exercise price and/or the number of the shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

                  (d) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the date of exercise.

                  (e) Upon any adjustment of the exercise price or number of shares purchasable hereunder, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. Holder Not Deemed a Stockholder. The Holder shall not be entitled to vote on or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any mater submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights or otherwise, until the rights to purchase Warrant Stock hereunder shall have been exercised.

         5. Transferability. Prior to making any disposition of the Warrant or of any Warrant Stock, the Holder will give written notice to the Company describing briefly the manner of such proposed disposition. The Holder will not make any such disposition unless or until: (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the proposed distribution has been filed by the Company and has become effective,
(ii) the disposition is made in accordance with Rule 144 under the Securities Act or (iii) the Company has received an opinion of counsel for the Holder reasonably satisfactory to the


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                                [TASER(R) LOGO]

                 [TASER INTERNATIONAL INCORPORATED LETTERHEAD]


Company stating that registration under the Securities Act is not required with respect to such disposition.

         6. Investment Representations. The Holder acknowledges and agrees that: (i) this Warrant and any shares of Warrant Stock which may be acquired upon exercise hereof are being or will be acquired for investment purposes and not with a view toward the distribution or sale thereof, (ii) this Warrant and the Warrant Stock will not be registered under either federal or applicable state securities laws and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, (iii) investment in the Company is highly speculative, (iv) he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment and has the ability to bear the economic risks (including the risk of a total loss) of his investment, (v) he has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which he considered necessary to verify the accuracy or to amplify the Company's disclosures with respect to his investment and has had all such questions answered to his satisfaction and (vi) the Company will be relying upon the foregoing investment representations in agreeing to issue this Warrant and the Warrant Stock to the Holder. The Holder acknowledges that the transferability of the Warrant and of any Warrant Stock will be subject to restrictions imposed by all applicable federal and state securities laws and agrees that the certificates evidencing the Warrant Stock may be imprinted with an appropriate legend setting forth these restrictions on transferability.

         7. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by means of an instrument in writing signed by the party against which enforcement of the charge, waiver, discharge or termination is sought.

         8. Termination. This Warrant shall terminate and no longer be exercisable at 5:00 p.m., Arizona time on January 23, 2006.


Dated:  January 23, 2001            TASER INTERNATIONAL, INC.


                                    By: /s/ [Illegible]
                                        ----------------------------------------
                                    Its:    President
                                        ----------------------------------------



Accepted as of the above date:


/s/ PHIL PURER
--------------------------------
Phil Purer


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                                   EXHIBIT A

                                WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)


TO:  TASER International, Inc., 7339 E. Evans Road, Scottsdale, AZ 85260

      The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase thereunder,        shares of Common Stock of TASER International,
Inc., and herewith encloses $       in full payment therefore. Please issue a
certificate for such shares in the name of the undersigned and deliver it to the undersigned at the address stated below. If such number of shares shall not be all of the share purchasable under the Warrant, unless the Warrant has expired, please issue a new Warrant Certificate of like tenor for the balance of the shares purchasable thereunder to be delivered to the undersigned at the address stated below.


                                    Name
                                         ----------------------------------
                                                  (Please Print)


                                    Address
                                           --------------------------------

                                           --------------------------------


Dated                               Signature
      ---------------------                  ------------------------------



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PERSONAL GUARANTEE OF LOAN

Reference is hereby made to a loan between, Phil Purer (Payee), and Taser International. an Arizona Corporation (Debtor) dated January 23, 2001 in the amount of $500,000.00 plus interest.

In consideration of Payee's having executed said Laon at the request of the undersigned, the undersigned (Guarantors) hereby jointly and severally unconditionally guarantee to Payee and Payee's successors and assigns, the payment of the principal, interest and other sums provided for in said Loan and the performance and observance of all agreements and conditions contained in said Loan on the part of Debtor to be performed or observed.

Guarantors hereby waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection, and any and all formalities that may be legally required to charge them or either or any of them with liability; and the Guarantors, and each of them, for further agree that their liability as Guarantors shall in no way be impaired or affected by any renewals, waivers, or extensions that may be made from time to time, with or without the knowledge and consent of any one or more of them, of any default or the time of payment or performance required under said Loan, or by any forbearance or delay in enforcing any obligation thereof, or by assignment of said Loan, or by any modifications of the terms or provisions of the Loan.

The Guarantors further jointly and severally covenant and agree to pay all expenses and fees, including attorney fees that may be incurred by the Payee or its successors or assigns enforcing any of the terms or provisions of this Guarantee.

This Guarantee shall be binding upon the heirs, legal representatives, successors, and assigns of the Guarantors, and each of them, shall not be discharged or affected, in whole or in part by the death, bankruptcy, insolvency of the Guarantors, or anyone or more of them.

This Guarantee is absolute, unconditional, and continuing, and payment of the sums for which the undersigned becomes liable shall be made at the office of Payee or its successors or assigns from time to time on demand as the same become or are declared due.

Guarantors hereby waives any and all benefits under Arizona Revised Statutes ("A.R.S.") Sections 12-1641 -12.1646 and Rule 17(f) of the Arizona Rules of Civil Procedure.

IN WITNESS THEREOF, Guarantor has hereunto set his hands and seal this Agreement the 25th day of January, 2001.


Guarantor:  Patrick W. Smith                 Thomas P. Smith

By:  /s/ Patrick W. Smith               By:  /s/ Thomas P. Smith
     --------------------                    -------------------

Date:  January 25, 2001                 Date:  January 25, 2001


         Deanna M. Smith

By:  /s/ Deanna M. Smith
     -------------------

Date:  January 25, 2001